UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2015

Date of Report (Date of earliest event reported)

Signal Bay, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9484 S. Eastern Ave, Suite 141, Las Vegas, NV 89123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 748-9944

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

On September 17, 2015, Signal Bay, Inc. (the “Company”) entered into an Agreement for Share Exchange (the “Agreement”) with CR Labs, Inc., an Oregon corporation (“CRLB”) and CRLB’s existing shareholders (“CRLB Shareholders”). Pursuant to the Agreement, the Company acquired 80% of CRLB’s issued and outstanding common stock (560,000 shares) from the CRLB Shareholders in exchange for 40,000,000 newly issued restricted shares of the Company, to be issued pro rata the CRLB Shareholders. Pursuant to the Agreement, closing occurred no later than September 18, 2015.

The Agreement was approved by the boards of the Company and CRLB and the CRLB Shareholders. The Agreement contains customary representations, warranties and covenants of the parties, some of which survive closing. In addition, the Company and CRLB and CRLB Shareholders agreed to the following post-closing conditions:

1) The Company has executed executive employment agreements with Mr. Eric Ezrine and Mr. Carlos Cummings for the below listed positions.

2) William Waldrop was appointed as CEO & CFO of CRLB; Eric Ezrine appointed President of CRLB; and Carlos Cummings appointed as Vice President of CRLB.

3) CRLB executed a note in favor of Eric Erzine in the amount of $27,500 as repayment for a loan made to CRLB. The Company guaranteed the loan.

4) William Waldrop, Eric Erzine, Carlos Cummings, and Ms. Glauser were appointed as Directors of CRLB.

5) CRLB agreed to pay $6,500 to Mr. Leon Wajsfelner in the form of a promissory note, which the Company guaranteed.

6) The Company has agreed to pay $19,000 to cover the balance owed by CRLB on certain equipment.

7) The Company agreed to indemnify the CRLB Shareholders in the event the IRS determines the exchange does not qualify as a tax free reorganization.

No documents were filed with any state agency relating to the above detailed share exchange. No material relationship existed between the Company and CRLB or the CRLB Shareholders prior to the share exchange.

CRLB is a privately held corporation that operates an analytical testing lab under the brand “CannAlytical Research.”

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the acquisition of CRLB common shares.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the guarantee of CRLB promissory notes by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of 40,000,000 shares of the Company’s common stock to CRLB Shareholders.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

1.1	Agreement of Share Exchange.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL BAY, INC.

Date: September 21, 2015	By:	/s/ William Waldrop
William Waldrop, CEO

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